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                                                                  Exhibit 10.32
                       SUBLEASE AGREEMENT - 10 Abeel Road


     This Sublease Agreement (the "Sublease"), made effective as of this 3rd day of December, 2003 (the "Effective Date"), by and between MarketSource, L.L.C., maintaining an office at 2 Commerce Drive, Cranbury, New Jersey 08512 (hereinafter the "Sublessor"), and 360 Youth, LLC, an Alloy company, maintaining an office at 151 West 26th Street, 11th floor, New York, NY 10001 (hereinafter the "Sublessee");

     Whereas, Sublessor and Martin D. Levine, by and through his heir and successor Monica Levine (the "Landlord"), are parties to that certain Lease Agreement, dated as of August 21, 2003 (the "Lease"), whereby Sublessor rents the entire office and warehouse space containing approximately 45,000 square feet of rentable area located in a building at 10 Abeel Road, Cranbury, NJ 08512 (the "Premises"); and

     Whereas, the Sublessor desires to sublease to Sublessee, and the Sublessee desires to sublease from the Sublessor the Premises.

     NOW, THEREFORE, for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


1. Use of Premises. In consideration of the covenants herein contained on the part of the Sublessee to be kept and performed, Sublessor does hereby demise and sublease unto Sublessee the Premises. Sublessee shall use and occupy the Premises for executive, administrative, warehouse space, promotional activities and general office use in a manner consistent with its current use. Sublessee shall be entitled to use the all of the existing Premises' parking spaces.

2. Consent to Sublease. Sublessor warrants and represents that the Lease is in full force and effect, and that there exists no event of default on the Sublessor's part thereunder, nor (to Sublessor's best knowledge) does there exist any event or circumstance which, with the passage of time or the giving of notice, or both, would constitute an event of default. By its execution hereof, Landlord consents to the execution of this Sublease by Sublessor and Sublessee; provided, however, that such consent shall not be deemed to grant to Sublessee any rights or privileges greater than or different from those granted to Sublessor by the Lease, nor shall Landlord be required to deal directly with the Sublessee. To the best knowledge of Sublessor and Landlord, no other consents are required to entitle Sublessor to enter into and perform this Sublease. Except as otherwise specifically set forth herein, the Lease, as amended, is hereby incorporated herein in its entirety as if fully set forth herein.

3. Term. The term of this Sublease shall commence on January 1, 2004, and end on December 31, 2008 (the "Term") unless sooner terminated pursuant to any provision hereof.

4. Repair and Maintenance Plan. Prior to January 1, 2004, Sublessor shall provide to Sublessee a repair and maintenance plan / process wherein Sublessor shall reasonably respond and resolve Sublessee's requests for Premises' repairs and maintenance required to be performed by Sublessor hereunder. Additionally, the parties agree to cooperate in good faith in developing a Premises "fix list". Sublessor shall provide to Sublessee, within ten (10) days of receipt of the mutually agreed upon "fix list", a reasonable time schedule for the "fix list" repairs with the understanding that Sublessor shall use commercially reasonable efforts to attend to the items on fix list.

     (a) Upon signature of this Sublease, Sublessor shall begin the process of moving from the space it currently occupies at the Premises and agrees to complete its move no later than January 31, 2004.

5.   Payment of Rent.

     (a) The Sublessee covenants and agrees to pay to the Sublessor, as rent for the Premises and during the Term hereof, the sum of $450,000 gross per year for each year of the Term ("Rent"). Sublessee shall be solely responsible for contracting for all utilities, janitorial services and snow removal with third parties and Sublessee shall be solely liable for all payments to such third parties. Sublessor shall be responsible for providing structural repairs and HVAC maintenance, payment of taxes of any nature or kind and landscaping services.

     (b) Rent shall be paid in the following manner: Sublessee will pay Sublessor THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($37,500.00) per month in advance, without notice or demand, on the first day of each month during the Term. Rent will be paid at Sublessor's address by check drawn on immediately available funds or wire transfer according to instructions provided by Sublessor. Sublessee agrees that if Rent or any other payment due hereunder from Sublessee to Sublessor remains unpaid ten (10) days after said amount is due, the amount of such unpaid Rent or other payment shall be increased by a late charge to be paid to Sublessor by Sublessee in an amount equal to 5% per month of the amount of the delinquent Rent or other payment.

6. Sublessor Rental Obligation to Landlord. Sublessor shall be solely responsible for all payments or other obligations owed to the Landlord pursuant to the Lease, as amended.


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7.   Repairs and Care.

     (a) Subject to Section 4, the Sublessee has examined the Premises and has entered into this Sublease without any representation on the part of the Sublessor as to the condition thereof. Sublessee accepts the Premises in their present condition, as-is and with all faults. The Sublessee shall take good care of the Premises and shall at the Sublessee's own cost and expense, make all repairs (except structural repairs), including painting and decorating, and shall maintain the Premises in good condition and state of repair, and at the end or other expiration of the Term hereof, shall deliver up the rented Premises in good order and condition, wear and tear from a reasonable use thereof and damage by the elements excepted.. The Sublessee shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice. In case of the destruction of or any damage to the glass in the leased Premises, or the destruction of or damage of any kind whatsoever to the said Premises, excluding ordinary and wear tear from a reasonable use thereof, caused by the carelessness, negligence or improper conduct on the part of the Sublessee or the Sublessee's agents, employees, guests, licensees, invitees, assignees or successors, the Sublessee shall repair the said damage or replace or restore any destroyed parts of the Premises, as speedily as possible, at the Sublessee's own cost and expense.

     (b) Sublessor will provide an allowance to Sublessee of $25,000 to be used by Sublessee during calendar year 2004 for decorative improvements to the Premises (paint, wallpaper, carpet, and tiles only). The allowance may be used for buildouts that are pre-approved in writing by the Sublessor and Landlord, which approval may not be unreasonably withheld, delayed or conditioned. Should Sublessee desire to use the allowances set forth herein, Sublessee shall notify Sublessor of the desired work and the Sublessor shall be responsible for contracting and paying for such services in consultation with Sublessee (except, however, Sublessee shall be solely responsible for contracting with architects (if necessary) and applying for / obtaining permits). If Sublessee does not use all or any part of the allowance within the specified time periods, Sublessee shall not be entitled to carryover the remaining allowance.

8. Signs. The Sublessee may place interior signs in the Premises. The Sublessee may place exterior signs only with the approval of the Sublessor, which approval shall not be unreasonably withheld, delayed or conditioned. Any signs permitted by the Sublessor shall at all times conform with all ordinances, laws and regulations applicable thereto. Sublessor agrees, at is sole cost, to remove the existing MarketSource signage from the existing roadway sign and install new AMP signage similar in kind to the existing 360 Youth signage within a reasonable time period (weather permitting) after January 1, 2004, with the understanding that both the AMP and 360 Youth signage will remain.

9. Compliance with Laws. The Sublessee shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the federal, state and municipal governments or public authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said Premises, its use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said Premises, during the Term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the fire department or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said Premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Sublessee's own cost and expense.

10.  Liability Insurance; Indemnification.

     (a) The Sublessee, at the Sublessee's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Sublessor and Landlord, during the Term hereof, general commercial liability insurance, insuring the Sublessee against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the Premises, for injuries to any person or persons, or damage (including damage caused by fire) to the furniture and equipment loaned to Sublessee hereunder, for limits of not less than $1,000,000 per occurrence / $5,000,000 aggregate, Additionally, Sublessee shall, at its own cost and expense, maintain Worker's Compensation- in accordance with applicable statutory limits; and Umbrella Coverage - $5,000,000. Monica Levine and MarketSource, L.L.C. shall be named as additional insured on all insurance policies. The policy(ies) of insurance shall also include a clause wherein Sublessor will be immediately notified by the insurance company of any failure of Sublessee to pay premiums, or advising Sublessor of a lapse in Sublessee's coverage or termination of the Sublessee's insurance policy(ies). The policy or policies of insurance shall be of a company or companies authorized to do business in the State of New Jersey. Certificates of Insurance evidencing such coverage and additional insured, shall be delivered to Sublessor not less than fifteen (15) days prior to the commencement of the Term hereof or the date when the Sublessee shall enter into possession, whichever occurs sooner. Within five (5) days of the expiration or termination date of any policy, the Sublessee shall deliver to Sublessor an updated certificate of insurance. Sublessee shall also obtain a waiver of subrogation for the benefit of the Sublessor from any company issuing any policy of insurance obtained by Sublessee for or in connection with its use or occupancy of the Premises or which may be obtained in accordance with the provisions of this Sublease.

     (b) This Sublease is made upon the express covenant and condition that the Sublessee, except as otherwise set forth herein, shall keep, save and hold the Sublessor and Landlord harmless and free from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of Sublessee's gross negligence or willful misconduct.

     (c) Sublessee shall indemnify and hold harmless Sublessor and Landlord from and against all liability, claims or costs, including reasonable legal fees, arising from (i) Sublessee's use of the Premises; (ii) any breach of this Sublease by Sublessee; (iii) any breach by Sublessee of its obligations to perform the obligations of the Sublessee; or (iv) any injury to person or damage to property occurring on or about the Premises except to the extent that such injury or damage arose from the gross negligence or willful misconduct of the Sublessor, Landlord or their invitees.

     (d) Sublessor agrees to indemnify and hold harmless Sublessee from and against all liability, claims or costs, including reasonable legal fees, arising from (i) any breach of this Sublease by Sublessor; (iii) any breach by Sublessor of its obligations to perform its



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obligations under this Sublease; or (iv) any injury to person or damage to property occurring on or about the Premises to except the extent that such injury or damage arose from the gross negligence of Sublessee or its invitees.

11. Assignment. This Sublease may not be assigned by Sublessee, in whole or in part, without the prior written consent of Sublessor and Landlord, which consent will not be unreasonably withheld, conditioned or delayed. This Sublease shall be binding upon and inure to the benefit of the parties and their respective successor and assigns.

12. Restriction of use. The Sublessee shall not occupy or use the leased Premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

13. Reimbursement of Sublessor. If the Sublessee shall fail or refuse to comply with and perform any conditions and covenants of the within Sublease, the Sublessor may, if the Sublessor so elects, carry out and perform such conditions and covenants, at the cost and expense of the Sublessee, and the said cost and expense shall be payable on demand, or at the option of the Sublessor shall be added to the installment of rent due immediately thereafter but in no case later than one (1) month after such demand, whichever occurs sooner, and shall be due and payable as such. If the Sublessor shall fail or refuse to comply with and perform any conditions and covenants of the within Sublease, the Sublessee may, if the Sublessee so elects, carry out and perform such conditions and covenants, at the cost and expense of the Sublessor, and the said cost and expense shall be payable on demand, or at the option of the Sublessee shall be deducted from the Rent due immediately thereafter but in no case later than one (1) month after such demand, whichever occurs sooner. This remedy shall be in addition to such other remedies as the Sublessor or Sublessee may have hereunder by reason of the breach by the other of any of the covenants and conditions in this Sublease contained.

14. Inspection and Repair. The Sublessee agrees that the Sublessor and the Sublessor's agents, employees or other representatives, shall have the right to enter into and upon the said Premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alternation therein as may be necessary for the safety and preservation thereof, provided that Sublessor has provided Sublessee with at least forty-eight (48) hours advance notice in writing with it being expressly understood by the parties that no such advance notice shall be required in the event that Sublessee requested such repairs or requires immediate attention . This clause shall not be deemed to be a covenant by the Sublessor nor be construed to create an obligation on the part of the Sublessor to make such inspection or repairs.

15. Right to Exhibit. The Sublessee agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the Premises upon providing forty-eight hours advance notice to Sublessee and without interruption of Sublessee's business to persons wishing to rent or purchase the same, and Sublessee agrees that the Sublessor or the Sublessor's agents, employees or other representatives shall have the right to place notices on the front of said Premises or any part thereof, offering the Premises for rent or for sale; and the Sublessee hereby agrees to permit the same to remain thereon without hindrance or molestation.

16. Removal of Sublessee's Property. Upon expiration , Sublessee shall surrender the Premises to Sublessor in the same condition that it was provided to Sublessee excepting reasonable wear and tear and improvements approved by Sublessor or otherwise allowed under this Sublease. Any equipment, fixtures, goods or other property of the Sublessee, not removed by the Sublessee upon the termination of this Sublease, or upon any quitting, vacating or abandonment of the Premises by the Sublessee, or upon the Sublessee's eviction, shall be considered as abandoned and the Sublessor shall have the right, without any notice to the Sublessee, to sell or otherwise dispose of the same, at the expense of the Sublessee, and shall not be accountable to the Sublessee for any part of the proceeds of such sale, if any. If Sublessee shall fail to surrender the Premises upon expiration of this Sublease, Sublessee shall pay to Sublessor, an amount equal to 150% of the daily rental amount otherwise payable under this Sublease for each day beyond the expiration date until Sublessee surrenders the Premises to Sublessor.

17. Remedies Upon Sublessee's Default. If there should occur any default on the part of the Sublessee in the performance of any conditions and covenants herein contained, or if during the Term hereof the Premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Sublessee be evicted by summary proceedings or otherwise, the Sublessor, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefore, or for damages, re-enter the said Premises and the same have and again possess and enjoy; and as agent for the Sublessee or otherwise, re-let the Premises and receive the rents therefore and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Sublessor may have been put to in re-entering, repossessing, and re-letting the same; and second to the payment of the rents due hereunder. The Sublessee shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Sublessor, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Sublessor during the remainder of the unexpired Term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month. Notwithstanding anything contained herein to the contrary, Sublessor agrees to use its best efforts to mitigate any and all damages.

18. Termination on Default. Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Sublessee be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Sublessee for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this Sublease or the estate of the Sublessee hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Sublessor may, if the Sublessor so elects, at any time thereafter, terminate this Sublease and the Term hereof, upon giving to the Sublessee or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Sublessee, five (5) days notice in writing, of the Sublessor's intention so to do. Upon the giving of such notice, this Sublease and the Term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this Sublease for the expiration hereof; and the Sublessor shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.






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19.  Non-liability of Sublessor/Landlord. The Sublessor/Landlord shall not be liable for any damage or injury which may be sustained by the Sublessee or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of Sublessee or its agents, employees, guests, licensees, invitees, assignees, or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Sublessor, of any services to be furnished or supplied by the Sublessor.

20. Non-Performance by Sublessor. This Sublease and the obligation of the Sublessee to pay the Rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Sublessor's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Sublessor.

21. Validity of Sublease. The terms, conditions, covenants and provisions of this Sublease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

22. Notices. All correspondence and notices hereunder shall be in writing and will be deemed to be given if delivered by (i) facsimile transmission (and confirmed by overnight courier), (ii) registered or certified mail, or (iii) overnight courier to the following addresses, or at such other address as may hereafter be furnished in writing to the notifying party:

   Notice to Sublessor:       MarketSource, L.L.C.
                              2 Commerce Drive
                              Cranbury, NJ  08512
                              Attn: Frank P. Morelli, President & CEO
                              Fax: 609-395-0076

                              W/copy   to:     Lori Vilary, Esq.
                                               MarketSource, L.L.C.
                                               2 Commerce Drive
                                               Cranbury, NJ 08512
                                               Fax: 609-655-9101

   Notice to Sublessee:       Alloy, Inc.
                              151 West 26th Street, 11th floor
                              New York, NY 10001
                              Attn: CEO
                              Fax 212-244-4311

                              With copy to:    Alloy, Inc.
                                               151 W. 26th Street, 11th Floor
                                               New York, NY 10001
                                               Attn: General Counsel
                                               Fax: 212-244-4311

23. Entire Contract. This Sublease supersedes all prior agreements and understandings hereof regarding the subject matter hereof and contains the entire contract between the parties. No representative, agent or employee of the Sublessor has be authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the Terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Sublessor and the Sublessee.

24. Waiver of Subrogation Rights. The Sublessee waives all rights of recovery against the Landlord, Sublessor or Landlord's / Sublessor's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Sublessee is insured. The Sublessee shall obtain from the Sublessee's insurance carriers and will deliver to the Sublessor, waivers of the subrogation rights under the respective policies.

25. Force Majeure. Neither Sublessee nor Sublessor shall be liable to the other for any failure or delay in performing any of its obligations under this Sublease if such failure or delay is caused by Force Majeure. "Force Majeure" means any act of God or the public enemy, and accident, explosion, fire, storm, earthquake, flood, terrorist act or any other circumstance or event beyond its reasonable control.

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26.  Security Deposit. Upon execution of this Sublease, Sublessee shall deposit with Sublessor as a security deposit FIFTY THOUSAND Dollars ($50,000.00) (the Security Deposit). Sublessor shall hold the Security Deposit as security for the performance by Sublessee of all obligations imposed under this Sublease which Sublessee is required to perform. Upon termination of this Sublease, the Security Deposit shall be returned to Sublessee less all sums then due by Sublessee to Sublessor pursuant to any provisions of this Sublease or as damages for any breach or default by Sublessee of this Sublease. Sublessor shall be entitled to apply the Security Deposit against any damages which it may sustain by reason of Sublessee's failure to perform any of Sublessee's obligations under this Sublease but such application shall not preclude Sublessor from recovering greater damages if the same can be established. Notwithstanding anything contained herein to the contrary, Sublessor shall use its best efforts to mitigate its damages. Liability to repay said security to the Sublessee shall run with the reversion and title to said Premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by and mortgagee. The Sublessor shall assign or transfer said security, for the benefit of the Sublessee, to any subsequent owner or holder of the reversion or title to said Premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Sublessee form all liability to return such security. This provision shall be applicable to every alienation or change in the title and shall in no way be deemed to permit the Sublessor to retain the security after Termination of the Sublessor's ownership of the reversion or title. The Sublessee shall not mortgage, encumber or assign said security without the written consent of the Sublessor. Sublessor shall not be obligated to keep the Security Deposit as a separate fund, but may mix the Security Deposit with Sublessor's own funds.

27. Furniture Use. During the Term of this Sublease, Sublessor shall provide for Sublessee's use at the Premises, the items of furniture and equipment currently used by Alloy employees at the Premises (the "Loaned Items").All other items of furniture and equipment not currently used by Alloy employees at the Premises (including all lobby and executive area artwork) shall be removed by Sublessor, at its option, prior to January 1, 2004. Sublessee shall not remove the Loaned Items from the Premises at any time during the Term. Sublessor makes no warranty as to the quality or condition of the Loaned Items or the fitness of the Loaned Items for Sublessee's use; except, however, Sublessor represents and warrants that Sublessor has and will maintain good, clean and transferable title, free and clear of debts and liens, on such Loaned Items. It is Sublessee's responsibility to maintain and repair, as needed, the Loaned Items. Provided that Sublessee does not breach the terms of this Sublease or otherwise be in default, Sublessor agrees to transfer title and deliver to Sublessee the Loaned Items at the end of the Term.

28.  Sale / Transfer of Title - Phones and Phone Switch.

     (a) Phones and Phone Switch. In consideration of Sublessee entering into this Sublease, and upon receipt of final approval from Avaya, Sublessor agrees to transfer title and deliver to Sublessee one Definity Telephone Switch currently installed at the Premises, all phones currently used by an employee of Alloy or an Alloy affiliate working at the Premises, and all software associated with the Definity Telephone Switch. Sublessor makes no warranty as to the quality or condition of the Definity Telephone Switch, phones and software or the fitness of same for Sublessee's use. Should Sublessee be in default of the terms of this Sublease and such default is not cured in accordance with the terms of this Sublease, Sublessee agrees to pay to Sublessor the sum of $10,000 for the transfer of the Definity Telephone Switch. This shall be the exclusive remedy available to Sublessor regarding the transfer of the Definity Telephone Switch. Notwithstanding the foregoing, this remedy is in addition to any and all other remedies available to Sublessor in the event of Sublessee's default of the terms of this Sublease. Sublessor will begin coordinating with service providers to move its lines off the Definity Telephone Switch upon signature of this Sublease. Once Sublessor has coordinated with its service providers, Sublessor will contact Sublessee to arrange a mutually agreeable date wherein Sublessor will move its lines. Sublessor agrees to use its best efforts to complete this by January 31, 2004.

     (b) Voicemail System. Sublessor agrees to remove its voicemail system on the date that Sublessor's lines have been moved off of the Definity Telephone Switch in accordance with the terms set forth in Paragraph 28 (a) above.

29. Security System. The Premises is fully equipped with an alarm and card key security system. It is Sublessee's option as to whether it wishes to utilize these systems; however, Sublessee may not remove the existing system or install a new system. Sublessor shall not be liable to Sublessee for any damages whatsoever related to these systems or the operation/inoperation thereof.

30. Default Under Lease. So long as Sublessee shall timely make the payment required of it hereunder, Sublessor agrees to make timely all payments required to be made under the Lease, as amended. Each party hereto agrees to refrain from doing or causing to be done, or suffering or permitting to be done, any thing or act which consul constitute a default under the Lease, as amended, or the rights granted under the Lease, as amended, to be canceled or terminated, forfeited or surrendered. Each party agrees that it will indemnify the other against any direct loss, liability, and expense (including, without limitation, reasonable attorney's fees and costs) arising out of any default under the Lease, as amended, caused by the indemnifying party. Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice form the landlord stating that a default exists in the performance of Sublessor's obligations under the Lease, to pay to Landlord the rents due and to become due under the Sublease. Tenant agrees that Sublessee shall have the right to rely upon any such statement and request from Landlord, and the Sublessee shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary and Tenant shall have no right or claim against Sublessee for any such rents so paid by Sublessee. Within three (3) days after receipt by Sublessor, Sublessor shall deliver to Sublessee any notices of default, statements, bills and/or invoices Sublessor receives from Landlord under the Lease to the extent Sublessee is responsible therefore or such notices, statements, etc. reasonably could affect Sublessee.

31. No Brokers. Both parties acknowledge that no real estate brokers and/or agents are involved in this transaction.

32. Non-waiver. The failure of either party hereto to enforce any provision of this Sublease, or to restrict its performance hereunder to its obligations stated herein shall not be construed as a waiver or modification of any provision hereof nor shall it constitute a forfeiture by that party of any rights to future enforcement of, or performance in accordance with any provisions of this Sublease.



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

33. Gender References. In all references herein to any parties, persons, entities, or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the Terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

34. Counterparts. This Sublease may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one instrument. It shall only be necessary to account for one fully executed copy of this Sublease to prove its contents.

35. Choice of Law / Venue. This Sublease and the transactions herein contemplated shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to its conflicts of laws provisions. Any and all causes of action arising out of this Sublease shall be brought in the Superior Court of Middlesex County, New Jersey. The parties hereto have participated fully in the negotiation and preparation of this Sublease and, accordingly, this Sublease shall not be more strictly construed against one party.

     In Witness Whereof, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper officers on the day and year first above written.

MarketSource, L.L.C. ("Sublessor")                360 Youth, LLC. ("Sublessee")

By: /s/ Frank Morelli                             By: /s/ Gina R. DiGioia
    -------------------                               ---------------------

Print Name: Frank Morelli                         Print Name: Gina R. DiGioia
            ----------------                                  ------------------

Title: President and CEO                          Title: Secretary
       -----------------                                 ----------



Approved:         Monica Levine ("Landlord")


                       /s/ Monica Levine
                       -----------------

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